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                                                                    Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Mercantile Bancorporation Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                               /s/ KPMG LLP

St. Louis, Missouri
June 18, 1999